UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 22, 2003

SMART & FINAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10811	95-4079584
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Citadel Drive City of Commerce, California	90040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 869-7500

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is filed herewith:

Exhibit Number	Document
99	News Release of Smart & Final Inc. dated April 22, 2003

Item 9.     Regulation FD Disclosure.

The information contained in this “Item 9. Regulation FD Disclosure” of this Current Report on Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with Securities and Exchange Commission Release No. 33-8216.

On April 22, 2003, Smart & Final Inc. issued a news release announcing its results of operations for the quarter ended March 23, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART & FINAL INC.

Date: April 23, 2003	By:	/s/ Richard N. Phegley
Richard N. Phegley
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	News Release of Smart & Final Inc. dated April 22, 2003